UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2018

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Center Drive, Suite 1020, Los Angeles, California 90045

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported by Global Eagle Entertainment Inc. (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Signing 8-K”) on March 9, 2018, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with Searchlight II TBO, L.P. and Searchlight II TBO-W, L.P. (together, “Searchlight”), pursuant to which the Company agreed to sell to Searchlight II TBO, L.P. $150,000,000 in aggregate principal amount of new second lien notes (the “Notes”), and to Searchlight II TBO-W, L.P. warrants to acquire an aggregate of 18,065,775 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an exercise price of $0.01 per share (the “Penny Warrants”), and warrants to acquire an aggregate of 13,000,000 shares of Common Stock at an exercise price of $1.57 per share (the “Market Warrants” and, together with the Penny Warrants, the “Warrants”). The aggregate purchase price for the Notes and the Warrants was $150,000,000. The transaction for the issue and sale of the Notes and the Warrants to Searchlight (the “Searchlight Transactions”) closed on March 27, 2018 (the “Closing Date”).

Guaranty

As previously described in the Signing 8-K, the Company agreed to enter into a guaranty agreement (the “Guaranty”) in connection with the Searchlight Transactions. On the Closing Date, the Company entered into that Guaranty. Pursuant thereto, each of the Company’s subsidiaries that guarantees the Company’s obligations under its credit agreement, dated as of January 6, 2017 (as amended, the “Credit Agreement”), among the Company, the subsidiary guarantors party thereto from time to time, Citibank, N.A., as administrative agent (the “Administrative Agent”), the lenders from time to time parties thereto (the “Lenders”), Citibank, N.A., as L/C issuer, and Citibank, N.A., as swing line lender, guaranteed the Notes (the “Guarantors”). Pursuant to the terms of the Guaranty, and subject to the limitations contained therein, the Guarantors unconditionally guarantee the prompt payment in full when due of the principal of and interest on the Notes as well as the due and punctual performance of the Company’s obligations under the Notes.

The foregoing summary of the Guaranty does not purport to be complete and is qualified in its entirety by reference to the text of the Guaranty, a copy of which is filed as Exhibit 4.2 hereto and is incorporated herein by reference.

Security Agreement

As previously described in the Signing 8-K, the Company agreed to enter into a security agreement (the “Security Agreement”) in connection with the Searchlight Transactions. On the Closing Date, the Company entered into that Security Agreement with Cortland Capital Market Services LLC, as collateral agent (the “Collateral Agent”). Pursuant thereto, each of the Company and the Guarantors granted and pledged to the Collateral Agent, to secure the payment and performance in full of all of the obligations under the Notes, a security interest in substantially all of their respective assets, and all proceeds and products and supporting obligations in respect thereof, subject to customary limitations, exceptions, exclusions and qualifications. The Notes and the guarantees thereof are secured by the same assets securing the obligations of the Company and the Guarantors under the Credit Agreement on a second lien basis. The Security Agreement is subject to the terms of the Intercreditor Agreement (as defined below).

The foregoing summary of the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Security Agreement, a copy of which is filed as Exhibit 4.3 hereto and is incorporated herein by reference.

Intercreditor Agreement

As previously described in the Signing 8-K, the Company agreed to enter into an intercreditor and subordination agreement (the “Intercreditor Agreement”) in connection with the Searchlight Transactions. On the Closing Date, the Company entered into that Intercreditor Agreement. It provides that all obligations of the Company and the Guarantors under the Purchase Agreement, the Notes, the Guaranty and all liens securing the Company’s and the Guarantors’ obligations thereunder granted on any collateral are subordinated and made junior in right, priority, operation and effect to all obligations of the Company and the Guarantors to the Lenders and the Administrative Agent under the Credit Agreement and all liens securing the obligations under the Credit Agreement granted by the grantors under the related security agreement on any collateral.

The foregoing summary of the Intercreditor Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Intercreditor Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Warrantholders Agreement

As previously described in the Signing 8-K, the Company agreed to enter into a warrantholders agreement (the “Warrantholders Agreement”) in connection with the Searchlight Transactions, which was executed by the Company and Searchlight on the Closing Date. The Warrantholders Agreement sets forth rights and obligations of the Company and Searchlight as a holder of the Warrants. A description of terms of the Warrantholders Agreement is set forth in Item 1.01 of the Signing 8-K, which is incorporated herein by reference. The summary of the Warrantholders Agreement in the Signing 8-K does not purport to be complete and is qualified in its entirety by reference to the text of the Warrantholders Agreement, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The Company issued the Notes and the Warrants to Searchlight on the Closing Date in a private placement in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act. The Company relied on this exemption from registration based in part on representations made by Searchlight in the Purchase Agreement.

Descriptions of the terms of the Notes and the Warrants set forth in Item 1.01 of the Signing 8-K are incorporated by reference into this Item 3.02, and copies of the Note, the Penny Warrant and the Market Warrant have been filed as Exhibits 4.1, 10.2 and 10.3, respectively, hereto and are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Directors

The Company increased the size of its board of directors (the “Board”) to eleven members, and effective on the Closing Date appointed Eric Zinterhofer and Eric Sondag as Class III directors of the

Board, with terms expiring at the Company’s annual stockholders meeting in 2020. Messrs. Zinterhofer and Sondag were designated by Searchlight for nomination to the Board pursuant to the terms of the Warrantholders Agreement. A description of the Warrantholders Agreement, including Searchlight’s nomination rights thereunder, is set forth in Item 1.01 of the Signing 8-K and incorporated by reference into this Item 5.02. The Board has appointed Mr. Zinterhofer to serve on its Compensation Committee and Mr. Sondag to serve on its Audit Committee and its Corporate Governance and Nominating Committee.

Messrs. Zinterhofer and Sondag will be compensated for their service as directors in accordance with the Company’s Outside Director Compensation Program as described under the caption “Director Compensation” in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on November 28, 2017.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

4.1	Second Lien Note, dated as of March 27, 2018, issued by Global Eagle Entertainment Inc.

4.2	Guaranty, dated as of March 27, 2018, made by the guarantors listed therein, in favor of the holders of the Notes.

4.3	Security Agreement, dated as of March 27, 2018, by and among the grantors party thereto and Cortland Capital Market Services LLC, as Collateral Agent.

10.1	Intercreditor and Subordination Agreement, dated as of March 27, 2018, by and among the grantors party thereto, Citibank, N.A., as administrative agent, and Cortland Capital Market Services LLC, as collateral agent.

10.2	Penny Warrant, dated as of March 27, 2018, issued by Global Eagle Entertainment Inc. to Searchlight II TBO-W, L.P.

10.3	Market Warrant, dated as of March 27, 2018, issued by Global Eagle Entertainment Inc. to Searchlight II TBO-W, L.P.

10.4	Warrantholders Agreement, dated as of March 27, 2018, by and among Global Eagle Entertainment Inc. and Searchlight II TBO-W, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

Dated: March 27, 2018